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                      AMENDMENT NO. 7 TO SERVICE AGREEMENT

                                     BETWEEN

                            INTEGRAMED AMERICA, INC.

                                       AND

                  SHADY GROVE REPRODUCTIVE SCIENCE CENTER, P.C.


         THIS AMENDMENT NO. 7 TO SERVICE AGREEMENT ("Amendment No. 7") is dated November ___, 2003 by and between IntegraMed America, Inc., a Delaware corporation, with its principal place of business at Two Manhattanville Road, Purchase, New York 10577 ("INMD") and Shady Grove Reproductive Science Center, P.C., a Maryland professional corporation, with its principal place of business at 15001 Shady Grove Road, Suite 310, Rockville, Maryland 20850 ("PC").

                                    RECITALS:

         WHEREAS, INMD and PC are parties to a Service Agreement dated March 12, 1998, as amended (the "Agreement");and

         WHEREAS, INMD and PC wish to amend further the Agreement, in pertinent part to clarify certain financial and other terms and conditions;

         NOW THEREFORE, in consideration of the mutual promises and covenants herein contained, and as contained in the Agreement, as amended, INMD and PC agree as follows:

1. Section 7.1.4 of the Agreement, as amended to date, is hereby deleted in its entirety and the following substituted therefor:

                  "7.1.4 Effective as of January 1, 2004, during each year of this Agreement, an Additional Service Fee, paid monthly but reconciled quarterly, in accordance with the following table:

  Applicable Year      Additional Service Fee   Maximum Additional Service Fee

  2004                         16% of PDE                    None
  2005                         14% of PDE                    None
  2006                         10% of PDE                    $1,000,000.00
  2007                         10% of PDE                    $  900,000.00
  2008                         10% of PDE                    $  800,000.00
  2009 and thereafter          10% of PDE                    $1,080,000.00


                  Notwithstanding anything in this Section 7.1.4 to the contrary, beginning January 1, 2006, the minimum annual Additional Service Fee paid to IntegraMed under this Agreement shall not be less than $540,000 per year, and the maximum annual Additional Service Fee paid to IntegraMed shall not exceed the amounts set forth above for the indicated years; but in no event shall the annual Additional Service Fee exceed 20% of PDE.

2. All other provisions of the Agreement, as amended, not in conflict with this Amendment No. 7 remain in full force and effect.

         IN WITNESS WHEREOF, the parties have signed this Amendment No.7 as the date first written above.



INTEGRAMED AMERICA, INC.




By:  /s/Gerardo Canet
     --------------------------
        Gerardo Canet, President



SHADY GROVE REPRODUCTIVE SCIENCE CENTER, P.C.



By:  /s/Michael J. Levy
     ---------------------------
        Michael J. Levy, M.D., President